Exhibit 10.2

                           LEASE TERMINATION AGREEMENT

     This Lease Termination Agreement ("Agreement") is made by and between Warehouse Associates Corporate Centre Kirby, Ltd., a Texas limited partnership ("Kirby I"), Warehouse Associates Corporate Centre Kirby II, Ltd., a Texas limited partnership (Kirby II"), and Sharps Compliance, Inc. ("Tenant").

                              W I T N E S S E T H:

     WHEREAS, Kirby I and Tenant entered into that certain Lease Agreement (the "Existing Lease") dated as of July 3, 2002, covering the premises located at 9050 Kirby, Suite 300, Houston, Texas 77054 (the "Existing Premises"); and

     WHEREAS, contemporaneously with the execution hereof, Kirby II and Tenant are entering into that certain Lease Agreement (the "New Lease") covering the approximately 18,231 rentable square feet having an address of 9220 Kirby, Suite 500, Houston, Texas 77054 (the "New Premises"); and

     WHEREAS, Kirby I and Tenant have agreed that the existing Lease will be terminated upon acceptance of the New Premises by Tenant as hereinafter set forth.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Kirby I, Kirby II and Tenant do hereby agree as follows:

     1. Termination of Existing Lease. The Existing Lease will be terminated upon acceptance of the New Premises by Tenant in accordance with the terms of the New Lease (the "New Commencement Date").

     2. Security Deposit. Tenant's Security Deposit under the Existing Lease will be transferred to the New Lease on the New Commencement Date.

     3. Additional Tenant Improvement Allowance. On the New Commencement Date, Tenant shall be paid a tenant improvement allowance in the amount of $20,000.00.

     EXECUTED effective as of the 13th day of July, 2006.

                         [signatures on following page]

                          WAREHOUSE ASSOCIATES CORPORATE CENTRE KIRBY, LTD., a Texas limited partnership


                          By:
                              --------------------------------------------------
                                  David R. David, Authorized Agent


                          WAREHOUSE ASSOCIATES CORPORATE CENTRE KIRBY II, LTD., a Texas limited partnership


                          By:
                              --------------------------------------------------
                                  David R. David, Authorized Agent


                          SHARPS COMPLIANCE, INC.


                          By:
                              --------------------------------------------------
                          David P. Tusa, Executive Vice President
                          Chief Financial Officer and Business Development


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